Corporate income taxes	3 Months Ended
Jan. 31, 2021
Text Block [Abstract]
Corporate income taxes
19.	Corporate income taxes
Since 2016, the Bank has received reassessments totaling $808 million of tax and interest as a result of the Canada Revenue Agency denying the tax deductibility of certain Canadian dividends received during the 2011 – 2014 taxation years. In June 2020, the Bank received a reassessment for $217 million of tax and interest in respect of certain Canadian dividends received during the 2015 taxation year. The circumstances of the dividends subject to these reassessments are similar to those prospectively addressed by rules introduced in 2015 and 2018. The Bank is confident that its tax filing position was appropriate and in accordance with the relevant provisions of the Income Tax Act (Canada) and intends to vigorously defend its position.